Exhibit 99.2

Form of Datavault AI Inc. Opt-In Agreement

The undersigned (“me” or “I”) understands that Datavault AI Inc., a Delaware corporation (“Datavault”), declared a dividend (the “Distribution”) of Josh Gibson Coin tokens (such tokens, the “Gibson Coins”) to the holders of the following Datavault securities, in each case as of the close of business on March 9, 2026 (such date, subject to the right of Datavault’s board of directors (the “Datavault Board”) to change to a later date, the “Record Date”): (i) Datavault’s common stock, par value $0.0001 per share (such stock, the “Datavault Common Stock” and such record holders, the “Record Datavault Common Holders”), (ii) certain warrants to purchase Datavault Common Stock that have not been exercised and settled prior to the Record Date (and which have the right to participate in the Distribution pursuant to the terms of their respective warrants) (such record holders, the “Record Datavault Warrant Holders” and such warrants, the “Record Datavault Warrants”), and (iii) certain equity awards and/or grants that are issued and outstanding as of the Record Date and which were granted under Datavault’s stock option, stock incentive or other equity incentive plans that have not been exercised and settled (or, in the case of restricted stock awards, that have not yet vested) prior to the Record Date and which are entitled to participate in the Distribution pursuant to the terms of their respective awards and/or grants (such awards and/or grants, the “Record Datavault Awards” and such record holders, “Record Datavault Award Holders” and together with the Record Datavault Common Holders and the Record Datavault Warrant Holders, the “Record Holders”). The preceding Datavault securities held by the Record Holders as of the Record Date are collectively referred to herein as the “Datavault Securities”.

The Distribution will be (i) made on the basis of one Gibson Coin for each share of Datavault Common Stock held (or underlying the applicable Datavault Securities held) by such Record Holders on the Record Date and (ii) paid beginning on April 30, 2026 (or such other date as determined by the Datavault Board, the “Payment Date”), subject to the satisfaction of the Payment Conditions (as defined below) by the applicable Record Holder.

The fair market value per Gibson Coin is $0.000084 as of March 26, 2026 (the “Valuation Date”), based on an independent valuation conducted by a third-party valuation firm at the request of Datavault, and such value assumes that the Gibson Coins are illiquid through April 30, 2026.

By signing below, I hereby acknowledge and agree that:

(1)	Payment of the Distribution is subject to the right of the Datavault Board to revoke the Distribution before the Payment Date, and if the Datavault Board exercises such right, then I will not receive the Distribution.

(2)	Payment of the Distribution is conditioned on my (a) having (or setting up) a digital wallet with Datavault into which Gibson Coins can be delivered on or after the Payment Date; and (b) electing to receive the Distribution by completing, duly executing, and submitting this Opt-In Agreement (this “Agreement”) to Alliance Advisors, Datavault’s information agent (the “Information Agent”), in which, among other things, I will be required to provide a valid and accurate Datavault digital wallet address for Datavault to transfer the Gibson Coins (collectively, the “Payment Conditions”).

(3)	If I do not hold my shares of Datavault Common Stock in my name, but rather in an account at a brokerage firm, bank, dealer or other similar organization (any such entity, the “Nominee”), then I further acknowledge and agree that (a) I am a beneficial owner of shares held in “street name” and the Nominee holding my account is considered the stockholder of record, or the Record Datavault Common Holder, for purposes of the Distribution, and (b) if Datavault is unable to verify the number of shares of Datavault Common Stock held by me as set forth below because my shares are held in “street name” through Cede & Co. or other intermediary, (i) Datavault may require that I provide additional documentation to verify such number of shares, including that I may be required to deliver to the Information Agent a copy of my brokerage statement as of the Record Date or other certification regarding my holdings of Datavault Common Stock as of the Record Date and any failure to provide such additional documentation to verify the number of shares of Datavault Common Stock held by me with such Nominee as set forth below will result in me not receiving my portion of the Distribution until such time as the number of shares that I hold with such Nominee can be verified by the Information Agent, (ii) I authorize Datavault and the Information Agent to contact my Nominee (whose contact details I have provided below) for purposes of verifying my holdings of such stock, and such Nominee is hereby authorized to provide such information to Datavault and the Information Agent, (iii) I will, to the fullest extent permitted by law, indemnify and hold Datavault and its directors, officers, stockholders, members, partners, employees and agents (each, an “Indemnified Person”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and reasonable expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Indemnified Person may suffer or incur as a result of or directly relating to (A) any breach of any of the representations, warranties, covenants or agreements made by me in this Agreement or (B) otherwise in connection with the information I have provided herein, including the number of shares of Datavault Common Stock set forth below, and (iv) verification of the number of shares of Datavault Common Stock that I hold shall be in the sole discretion of the Information Agent.

(4)	The Distribution is an in-kind distribution that may be a dividend (to the extent of Datavault’s current and accumulated earnings and profits (“E&P”)). Any amount in excess of E&P would reduce a Record Datavault Common Holder or Record Datavault Award Holder’s tax basis in its Datavault Common Stock, and any amount in excess of that basis should constitute gain. Datavault may elect to treat the entire amount as a dividend or may elect to report it in another manner as it decides is appropriate in consultation with Datavault’s tax preparers. I agree (and will be required absent disclosure to the Internal Revenue Service (“IRS”) and other tax authorities) to report such amounts in the same manner as Datavault.

(5)	The tax treatment of the Distribution with respect to the Record Datavault Warrant Holders of the Gibson Coin is unclear. Such distribution could be treated as a dividend or may be subject to another treatment. Datavault will report such amounts in such manner as it decides is appropriate in consultation with its tax preparers. I agree (and will be required absent disclosure to the IRS and other tax authorities) to report such amounts in the same manner as Datavault.

(6)	I will comply with my tax reporting obligations with respect to the Gibson Coins in accordance with the terms of this Agreement.

(7)	I have read Datavault’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2026 and understand the process to obtain the Distribution.

(8)	Any fees charged by my Nominee in connection with the Distribution will be my sole responsibility.

(9)	Failure to provide a valid Datavault digital wallet address or providing an inaccurate Datavault digital wallet address to Datavault will result in me losing my rights to the Distribution.

(10)	Following Datavault’s initial deposit of my Gibson Coins into my Datavault digital wallet, any fees charged to transfer any Gibson Coins will be my responsibility, including any transaction fees for trading my Gibson Coins after such coins have been deposited in my digital wallet.

(11)	The value of the Gibson Coins may change between the Valuation Date and the Payment Date and may also change after the Payment Date; I accept the risk of such changes, and Datavault will not be responsible for any decrease in the value of the Gibson Coins at any time, including if such Gibson Coins are worthless.

(12)	The Gibson Coin is a digital collectible intended solely for personal, non-commercial use in connection with activities related to the celebration of Black History Month by honoring the legacy of baseball icon Josh Gibson. The Gibson Coin does not: (a) represent or confer any equity, voting, dividend, profit-sharing, or ownership rights in Datavault or any other entity; (b) provide any right to receive monetary payments, distributions, or appreciation; or (c) create any expectation of profit or reliance on the managerial or entrepreneurial efforts of Datavault or others. The Gibson Coin is not designed or intended to function as an investment, currency, or financial product, and it is not being offered, sold, or distributed for fundraising or capital-raising purposes. Use of the Gibson Coin is limited to entertainment, event-access, and digital-collectible functions. Any transferability features are provided solely to support personal digital item portability and not to facilitate or imply investment or speculative use.

This Agreement documents my irrevocable election (“Election”) to satisfy the Payment Conditions, comply with the terms and conditions as set forth in this Agreement, including with respect to my tax reporting obligations, and receive payment of the Distribution. I acknowledge and agree that by submitting my signature on this Agreement in a “.pdf” format data file or other digital format, such signature shall create a valid and binding obligation on me (or, if signing for an entity, the entity on whose behalf such signature is executed) with the same force and effect as if such “.pdf” or other digital signature page were an original thereof.

I hereby represent that:

1.	The information below is accurate and complete.

2.	I have read this Agreement in its entirety and understand the risks (which, in part, are described below under “Risk Factors”) and terms and conditions of this Agreement.

3.	(A) If an entity, I am duly organized, validly existing, and in good standing under the laws of the jurisdiction of my organization, (B) I have all requisite power and authority or legal capacity to enter into this Agreement and perform my obligations hereunder, and (C) my execution and delivery of this Agreement have been duly authorized by all necessary action, as applicable.

4.	I have been advised, and have had the opportunity, to consult with my own legal and tax advisors to be able to evaluate my election to receive the Distribution and execute this Agreement, and I have evaluated the legal, tax and other consequences of the Distribution and my execution of this Agreement.

Name or entity name your shares are registered under:
If entity, name and title of authorized signer:

Address:
(address on file with the Nominee(s), the Transfer Agent (as defined below) or Datavault)

Phone Number:

Email:

Number of shares of Datavault Common Stock:[1]

Please provide the applicable information:

My shares are already on the books and records of the Transfer Agent	_____ Yes _____ No

My shares are held in an account at one or more brokerage firms, banks, dealers or other similar organizations and each such Nominee’s contact information is as follows:

Name of Nominee:_____________________

Phone No.: __________________________

Email: ______________________________

If more than one Nominee:

Name of Nominee:_____________________

Phone No.: __________________________

Email: ______________________________

Name of Nominee:_____________________

Phone No.: __________________________

Email: ______________________________

1 Stockholder of Record: Shares Registered in Your Name. If at the close of business on the Record Date, your shares of Datavault Common Stock were registered directly in your name with VStock LLC, Datavault’s transfer agent (the “Transfer Agent”), then you are the stockholder of record for such shares and a Record Datavault Common Holder and you will be eligible to receive the Distribution, subject to the terms of this Agreement, including the satisfaction of the Payment Conditions. If there is any conflict between the amount of shares of Datavault Common Stock stated herein and the records of the Transfer Agent, then the Transfer Agent’s records shall prevail in accordance with the terms and conditions of this Agreement.

Beneficial Owner: Shares Registered in the Name of a Nominee. If at the close of business on the Record Date, your shares of Datavault Common Stock were held, not in your name, but rather at a brokerage firm, bank, dealer or other similar organization (i.e., with a Nominee), then you are a beneficial owner of shares held in “street name”, and such Nominee is considered the stockholder of record, or the Record Datavault Common Holder, and such Nominee should have distributed to you a letter from Datavault informing you that you will be eligible to receive the Distribution, subject to the terms of this Agreement, including the satisfaction of the Payment Conditions and delivery of any additional information necessary to confirm your holdings of Datavault Common Stock as described elsewhere in this Agreement. As noted elsewhere in this Agreement, if Datavault is unable to verify the number of shares of Datavault Common Stock that you hold with such Nominee as set forth in the column to the right, no Gibson Coins will be distributed to you until such time as your share information can be verified by the Information Agent.

Number of shares of Datavault Common Stock issuable upon exercise of Record Datavault Warrants:[2]

Number of shares issuable upon exercise or vesting of Record Datavault Awards:[2]

Datavault Wallet Address:
Confirm Datavault Wallet Address:

(Gibson Coin transactions are irreversible; it is advised that you cut and paste your digital wallet address into this field)

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RISK FACTORS

Prior to making any decision regarding your execution of this Agreement and acceptance of Josh Gibson Coin tokens (such tokens, the “Gibson Coins”), you should carefully consider the following Risk Factors. If any of the events discussed in the Risk Factors occur, the value of the Gibson Coins you receive could be adversely affected.

The value of the Gibson Coins may increase or decrease between the Record Date and the Payment Date and/or at any time following the Payment Date. The value of such coins may also be highly volatile.

The Distribution will be in the form of a digital asset, the Gibson Coin. If the value of the Gibson Coins decreases between the Record Date and the Payment Date, participating holders may receive less value than initially expected by those who elected to receive the Distribution. Additionally, the value of the Gibson Coin may decrease after the Payment Date. Once you have made the Election, it is irrevocable. Datavault will not be responsible for any decrease in the value of the Gibson Coins.

In addition, digital assets, such as the Gibson Coin, generally are highly volatile assets and do not pay interest or other returns, and so the ability to generate a return on the Gibson Coins will depend on whether there is appreciation in the value of digital assets.

The irreversibility of digital asset transactions exposes you to risks of theft, loss and human error, which could negatively impact your rights to the Distribution.

Once a transaction has been verified and recorded in a block that is added to the blockchain, an incorrect transfer of digital assets or a theft of digital assets generally will not be reversible, and you may not be capable of seeking compensation for any such transfer or theft. If you provide Datavault with the wrong wallet address (which is a valid address), the owner of such wallet address will receive the benefit of your Gibson Coin Distribution, and you will receive nothing. Datavault will be unable to revert or otherwise recover the impacted digital assets and will not be responsible for any loss. If you provide Datavault with an invalid wallet address and the transfer is rejected by the Datavault network, Datavault may, at its option, refuse or reasonably delay payment of the Distribution. You are encouraged to confirm your wallet address prior to submitting your Election.

2 If you are a Record Datavault Warrant Holder and/or Record Datavault Award Holder, all shares of Datavault Common Stock subject to the applicable Datavault Securities held in your record name (on the books and records of Datavault) on the Record Date will be eligible to receive the Distribution, subject to the terms of this Agreement, including the satisfaction of the Payment Conditions. If there is any conflict between the amount of shares of Datavault Common Stock subject to your Datavault Securities as stated herein and the records of Datavault, then Datavault’s records shall prevail.

Gibson Coins and other digital assets are novel assets and are subject to significant legal, commercial, regulatory and technical uncertainty.

The Gibson Coins and other digital assets are relatively novel and are subject to significant legal, commercial, regulatory and technical uncertainty, which could adversely impact their price. The application of state and federal securities laws and other laws and regulations to digital assets is unclear in certain respects, and it is possible that regulators in the United States or foreign countries may interpret or apply existing laws and regulations in a manner that adversely affects the price of the Gibson Coin. Regulators in the United States or foreign countries may also enact new laws and regulations, or pursue regulatory, legislative, enforcement or judicial actions, that could materially impact the price of the Gibson Coins or the ability of individuals or institutions to own or transfer Gibson Coins.

The growth of the digital assets industry in general, and the use and acceptance of the Gibson Coin in particular, may also impact the price of the Gibson Coins and is subject to a high degree of uncertainty. The pace of worldwide growth in the adoption and use of the Gibson Coin may depend, for instance, on public familiarity with digital assets, ease of buying, accessing or gaining exposure to the Gibson Coin, institutional demand for the Gibson Coin as an investment asset, the participation of traditional financial institutions in the digital assets industry, consumer demand for the Gibson Coin as a means of payment, and the availability and popularity of alternatives to the Gibson Coin. Even if growth in Gibson Coin adoption occurs in the near or medium term, there is no assurance that Gibson Coin usage will continue to grow over the long term.

Because the Gibson Coin has no physical existence beyond the record of transactions on the Gibson Coin blockchain, a variety of technical factors related to the Gibson Coin blockchain could also impact the price of Gibson Coins. The liquidity of the Gibson Coins may also be reduced, and damage to the public perception of the Gibson Coin may occur, if financial institutions were to deny or limit banking services to businesses that hold the Gibson Coins, provide Gibson Coin-related services or accept the Gibson Coin as payment, which could also decrease the price of the Gibson Coins.

The liquidity of the Gibson Coin may also be impacted to the extent that changes in applicable laws and regulatory requirements negatively impact the ability of exchanges and trading venues to provide services for the Gibson Coin.

The lack of legal recourse and insurance for digital assets increases the risk of total loss in the event of theft or destruction.

Digital assets, including the Gibson Coins, will generally not be insured against theft, loss or destruction. If an event occurs where you lose your Gibson Coins, whether due to cyberattacks, fraud or other malicious activities, you may not have any viable legal recourse or ability to recover the lost assets. Unlike funds held in insured banking institutions, digital assets are not protected by the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation. If your digital assets, including Gibson Coins, are lost under circumstances that render another party liable, there is no guarantee that the responsible party will have the financial resources to compensate you. As a result, you could face financial losses.

Cryptocurrency holdings are less liquid than cash and cash equivalents and may not be able to serve as a source of liquidity for you to the same extent as cash and cash equivalents.

Historically, the crypto markets have been characterized by significant volatility in price, limited liquidity and trading volumes compared to sovereign currencies markets, relative anonymity, a developing regulatory landscape, potential susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges, and various other risks inherent in its entirely electronic, virtual form and decentralized network. During times of market instability, you may not be able to sell your cryptocurrency at favorable prices or at all.

Further, cryptocurrency, such as the Gibson Coin, does not enjoy the same protections as are available to cash or securities deposited with or transacted by institutions subject to regulation by the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation. You could be unable to sell Gibson Coins or have to sell Gibson Coins at a significant loss.

Gibson Coins do not pay interest or dividends.

Gibson Coins do not pay interest or other returns, and you may only be able to generate cash from Gibson Coins if you sell your Gibson Coins or implement strategies to create income streams or otherwise generate cash by using your Gibson Coin holdings. Even if you pursue any such strategies, you may be unable to create income streams or otherwise generate cash from Gibson Coins, and any such strategies may subject you to additional risks.

If we or our third-party service providers experience a security breach or cyberattack and unauthorized parties obtain access to your Gibson Coins, or if your private keys are lost or destroyed or other similar circumstances or events occur, you may lose some or all of your Gibson Coins.

Security breaches and cyberattacks are of particular concern with respect to cryptocurrency, including Gibson Coins. Blockchain-based cryptocurrencies and the entities that provide services to participants in the cryptocurrency ecosystem have been, and may in the future be, subject to security breaches, cyberattacks, or other malicious activities. A successful security breach or cyberattack could result in a partial or total loss of your cryptocurrency in a manner that may not be covered by insurance or the liability provisions of the custody agreements with the custodians who hold your cryptocurrency.

I understand that there may be legal and tax consequences from the Election, execution of the Opt-In Agreement and receipt of the Distribution. Datavault encourages all Record Holders to seek legal and tax advice from qualified legal counsel and a tax professional before deciding to make the Election, execute this Agreement and receive the Distribution.

We encourage any Record Holder that has questions concerning the Election process to contact Alliance Advisors, our Information Agent, at 1-866-206-6970 (or 1-732-848-0859 for international holders) or DVLT3@allianceadvisors.com. This Agreement may be executed and submitted to the Information Agent only via www.joshgibsoncoin.com. Any Agreement that is mailed, faxed, or emailed to any representative of Datavault or to the Information Agent will not be accepted.

I hereby make my irrevocable Election to accept the Distribution, subject to the foregoing terms and conditions.

Dated: ________________________________________

IF AN ENTITY:	IF AN INDIVIDUAL:

Signature: ______________________________________	Signature: ____________________________________

Name: _________________________________________	Name: _______________________________________

Title: __________________________________________

Entity: _________________________________________

[signature page to Opt-In Agreement]